UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): July 27, 2004

Phelps Dodge Corporation

(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 366-8100

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit Index
EX-99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 27, 2004, Phelps Dodge Corporation issued a press release announcing financial results for the three- and six-month periods ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation
(Registrant)

Date: July 27, 2004	By:	/s/ Ramiro G. Peru

		Name:	Ramiro G. Peru
		Title:	Senior Vice President
and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press Release by Phelps Dodge Corporation dated July 27, 2004, announcing financial results for the three- and six-month periods ended June 30, 2004.

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